AMENDMENT TO SUBSCRIPTION AGREEMENT



     Amendment dated as of June 11, 1996 by and among MANAGEMENT TECHNOLOGIES INC., a Delaware corporation having its principal office at 630 Third Avenue, New York, New York 10017 ("MTCI"),and SILVERSTONE INTERNATIONAL CORP., located c/o International Management & Trust Corp., 10 Elvira Mendez Street, Panama 5, Rep de Panama (the "Purchaser").

     WHEREAS, on June 4, 1996, MTCI and Purchaser entered into a certain Distribution Agreement (the "Subscription Agreement"); and

     WHEREAS, the Subscription Agreement related to an Offering to certain select persons of MTCI Common Stock; and

     WHEREAS, the MTCI and Purchaser are decisions of amending the Subscription Agreement.

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, MTCI and Purchaser agree as follows:

     1. Section 2 of the Subscription Agreement is hereby amended by deleting paragraph (b) and replacing it with the following:

     "b.  Loan of Payment     Purchaser shall pay the purchase price by
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delivering immediately available funds in United States Dollars to Sommer &
Schneider LLP, 600 Old Country Road, Garden City, New York 11530 as Escrow Agent by delivery of securities versus payment."

     2. Except as specifically set forth herein, all terms of the Subscription Agreement shall remain in full force and effect without modification.





                            (SIGNATURE PAGE FOLLOWS)










                      AMENDMENT TO DISTRIBUTION AGREEMENT



     Amendment dated as of June 11, 1996 by and among MANAGEMENT TECHNOLOGIES INC., a Delaware corporation having its principal office at 630 Third Avenue, New York, New York 10017 ("MTCI") and U.S. MILESTONE, INC., a New York corporation having its principal office at 417 Surf Avenue, Staten Island, New York 10307 ("USMC").

     WHEREAS, on June 7, 1996, MTCI and USMC entered into certain a Distribution Agreement (the "Distribution Agreement"); and
     WHEREAS, the Distribution Agreement related to an Offering to certain select persons of MTCI Common Stock; and

     WHEREAS, the MTCI and USMC are desirous of amending the Distribution Agreement.

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, MTCI and USMC agree as follows:

     1. Section II of the Distribution Agreement is hereby amended by deleting paragraph 2.02 and replacing it with the following:

     "2.02 All subscription funds received by USMC will be directed to the Attorney Trust Account of Sommer & Schneider LLP as Escrow Agent. Each time that MTCI delivers a certificate for Securities sold in accordance with Regulation S, pursuant to a Subscription Agreement accepted by MTCI, the sale proceeds will be immediately delivered to MTCI in a certificate check or wire, less a one-half of one percent (0.005%) escrow fee to Sommer & Schneider LLP."

     2. Except as specifically set forth herein, all terms of the Distribution Agreement shall remain in full forces and effect without modifications.





                            (SIGNATURE PAGE FOLLOWS)



     In WITNESS WHEREOF, the undersigned have executed this Agreement of the day and year first above written.



                                   U.S. MILESTONE CORPORATION


                                   By:
                                       ---------------------------
                                   Frank Nicolois, President


                                   MANAGEMENT TECHNOLOGIES INC.


                                   By: /s/ Peter Morris
                                       ---------------------

                                        Peter J. Morris, President


                                   By: /s/ Paul Ekon
                                          -----------------------

                                        Paul Ekon, C.E.O.